Execution Version
AMENDMENT NO. 2 TO CREDIT AGREEMENT

    THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) dated and effective as of May 6, 2025 (the “Amendment No. 2 Effective Date”), is among AMERICAN STATES WATER COMPANY, a California corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, the “Administrative Agent”), the Swingline Lender and the sole Issuing Lender, and each of the Lenders (including Extending Lenders (as defined below)) party hereto.

RECITALS:

A.The Borrower, the Lenders party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement dated as of June 28, 2023 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of November 6, 2023 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended hereby, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).
B.The Borrower has requested an extension of the Maturity Date (the “Maturity Extension” and each Lender party hereto that agrees to the Maturity Extension, an “Extending Lender”).
C.Subject to the terms and conditions set forth below, the Lenders party hereto agree to amend the Existing Credit Agreement as specifically set forth herein.
    In furtherance of the foregoing, the parties agree as follows:
    Section 1.    AMENDMENTS. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the parties hereto hereby agree as follows:

(a)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing it with the corresponding definition set forth below:

“Maturity Date” means the earliest to occur of (a) (i) in the case of any Lender indicated as a “Non-Extending Lender” on Schedule 1.1(c), June 28, 2028 and (ii) in the case of any Lender indicated as an “Extending Lender” on Schedule 1.1(c), June 28, 2029, (b) the date of termination of the entire Commitment by the Borrower pursuant to Section 2.5, and (c) the date of termination of the Commitment pursuant to Section 9.2(a). For the avoidance of doubt, (x) each reference herein to payments being made on a “Maturity Date” shall be deemed to refer to all Maturity Dates or the applicable Maturity Date, as applicable, and (y) each reference to “Maturity Date” in the definition of “Interest Period” in Section 1.1, Section 2.2 and in Sections 3.1(a) and (b) shall be deemed to refer to the latest Maturity Date.
    (b)    Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

        “Non-Extending Lender” means each Lender identified on Schedule 1.1(c) as a “Non-Extending Lender.
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    (c)    Section 2.4(b) of the Existing Credit Agreement shall be amended by adding the following sentence to the end of such section:

        In addition, on the Maturity Date of each Non-Extending Lender, the Borrower shall prepay any Revolving Credit Loans outstanding on such date (and pay any additional amounts required pursuant to Section 4.9), and the Administrative Agent shall be permitted to make such settlements between Lenders as it deems necessary, in each case, to the extent necessary to keep outstanding Revolving Credit Loans ratable with any revised Commitment Percentages of the respective Lenders effective as of such date.

(d)    The first paragraph of Section 4.6 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations (other than pursuant to Sections 4.9, 4.10, 4.11 or 11.3 and other than in the case of any earlier maturity date with respect to a Non-Extending Lender) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that:
(e)    The Existing Credit Agreement is hereby amended by adding a new Schedule 1.1(c) (Extending / Non-Extending Lenders) in the form attached hereto as Annex A.

The amendments to the Existing Credit Agreement and the consents thereunder are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Existing Credit Agreement or any other Loan Document are intended to be affected hereby.

Section 2.    CONDITIONS PRECEDENT. The effectiveness of this Amendment and the amendments(s) and other agreements contemplated hereby is subject to the satisfaction of the following conditions precedent:

(a)     Documentation. The Administrative Agent shall have received the following:
(i)counterparts of this Amendment, duly executed and delivered by the Borrower, the Administrative Agent, the Issuing Lender(s), the Swingline Lender, the Extending Lenders and Lenders constituting Required Lenders;
(ii)a certificate of a Responsible Officer of the Borrower certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent) of the Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent) (or certifying as to no change since the last delivery to the Administrative Agent), (B) the bylaws or governing documents of the Borrower as in effect on the date hereof (or certifying as to no change since the last delivery to the Administrative Agent),

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(C) resolutions duly adopted by the board of directors (or other governing body) of the Borrower authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other Loan Documents contemplated hereby, and (D) a good standing (or equivalent) certificate as of a recent date for the Borrower from the relevant authority of its jurisdiction of incorporation (to the extent applicable);
(iii)a certificate of a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in Section 2(b) and (c) below; and
(iv)opinions of counsel to the Borrower, including opinions of special counsel and local counsel as may be reasonably requested by the Administrative Agent, addressed to the Administrative Agent and the Lenders with respect to the Borrower, the Loan Documents and such other matters as the Administrative Agent shall reasonably request.
(b)No Default. No Default or Event of Default shall exist on the Amendment No. 2 Effective Date immediately prior to or after giving effect to the Maturity Extension contemplated hereby.
(c)Accuracy of Representations and Warranties. All of the representations and warranties set forth in Article VI of the Credit Agreement shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of the Amendment No. 2 Effective Date, or if such representation speaks as of an earlier date, as of such earlier date.
(d)Fees and Expenses. The Borrower shall have paid, or made arrangements to pay contemporaneously with the effectiveness of this Amendment, all fees (including without limitation any fees payable to any Lender pursuant to any fee letter entered into in connection herewith) and, to the extent invoiced at least two (2) Business Days in advance, expenses required to be paid in connection herewith (including all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent)).
(e)PATRIOT Act, etc. (i) The Administrative Agent and the Lenders shall have received, at least five (5) Business Days prior to the date hereof, all documentation and other information requested by the Administrative Agent or any Lender or required by regulatory authorities in order for the Administrative Agent and the Lenders to comply with requirements of any Anti-Money Laundering Laws, including the PATRIOT Act and any applicable “know your customer” rules and regulations and (ii) the Borrower shall have delivered to the Administrative Agent, and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it (or a certification that the Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations), in each case at least five (5) Business Days prior to the date hereof.
    For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed effective date hereof specifying its objection thereto.

    Section 3.    REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent, the Swingline Lender, the Issuing Lender(s) and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, the Swingline Lender, the Issuing Lender(s) and the Lenders as follows:

    (a)    All of the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of the Amendment No. 2 Effective Date, or if such representation speaks as of an earlier date, as of such earlier date.

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    (b)    Since December 31, 2024, no event has occurred or condition arisen, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect.

    (c)    No Default or Event of Default exists on the Amendment No. 2 Effective Date immediately prior to or after giving effect to the Maturity Extension.

(d)    The Borrower has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each of the other Loan Documents delivered in connection therewith to which it is a party in accordance with their respective terms. This Amendment and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of the Borrower, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

Section 4.    MISCELLANEOUS.

    (a)    Ratification and Confirmation of Loan Documents. The Borrower hereby consents, acknowledges and agrees to the amendment(s) and other agreements set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which the Borrower is a party, in each case upon and after the effectiveness of the amendment(s) and other agreements contemplated hereby.

    (b)    Fees and Expenses. The Borrower shall pay all reasonable and documented out of pocket expenses of the Administrative Agent and its Affiliates in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent in accordance with Section 11.3(a) of the Credit Agreement.

    (c)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

    (d)    Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating hereto and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York, and shall be further subject to the provisions of Sections 11.5 and 11.6 of the Credit Agreement.

    (e)    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Lender, the Swingline Lender and/or any Arranger, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 2, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed

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counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

    (f)    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing in accordance with Section 11.2 of the Credit Agreement. This Amendment is a Loan Document.

    (g)    Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction (subject to the approval of the Required Lenders).

(h)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 11.9 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                        BORROWER:

AMERICAN STATES WATER COMPANY

By:
Name:
Title:

American States Water Company
AMENDMENT NO. 2 TO CREDIT AGREEMENT
Signature Page
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ADMINISTRATIVE AGENT / LENDERS:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and a Lender

By: __________________________________________
Name:
Title:

American States Water Company
AMENDMENT NO. 2 TO CREDIT AGREEMENT
Signature Page
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BANK OF CHINA, LOS ANGELES BRANCH, as a Lender
By: __________________________________________
Name:
Title:
American States Water Company
AMENDMENT NO. 2 TO CREDIT AGREEMENT
Signature Page
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CITY NATIONAL BANK, as a Lender
By: __________________________________________
Name:
Title:

American States Water Company
AMENDMENT NO. 2 TO CREDIT AGREEMENT
Signature Page
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THE NORTHERN TRUST COMPANY, as a Lender
By: __________________________________________
Name:
Title:
American States Water Company
AMENDMENT NO. 2 TO CREDIT AGREEMENT
Signature Page
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ANNEX A
Schedule 1.1(c)

Extending / Non-Extending Lenders

Extending Lenders
Wells Fargo Bank, National Association Bank of China, Los Angeles Branch City National Bank [_____]

Non-Extending Lenders
[_____]

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